UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  July 31, 2008

CFS BANCORP, INC.
(Exact Name of Registrant as Specified in Its Charter)

INDIANA
(State or Other Jurisdiction of Incorporation)

000-24611	35-2042093
(Commission File Number)	(IRS Employer Identification No.)

707 Ridge Road, Munster, Indiana	46321
(Address of Principal Executive Offices)	(Zip Code)

(219) 836-5500
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02      Results of Operations and Financial Condition

            On July 31, 2008, CFS Bancorp, Inc. (the "Company") reported its results of operations for the quarter ended June 30, 2008.

            For additional information, reference is made to the Company's press release dated July 31, 2008, which is attached as Exhibit 99.1 and is incorporated herein by reference.  The press release attached hereto is being furnished to the SEC and shall not be deemed to be "filed" for any purpose except otherwise provided herein.

ITEM 9.01      Financial Statements and Exhibits

                         (a)        Not applicable.
                         (b)        Not applicable.
                         (c)        Exhibits

                        The following exhibit is filed herewith.

Exhibit Number	Description
99.1	Press release dated July 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CFS BANCORP, INC.

Date: July 31, 2008	By:	/s/ Joyce M. Fabisiak
Joyce M. Fabisiak
Vice-President